VALIC COMPANY II
Supplement to the Prospectus dated January 1, 2010
This Supplement supersedes the Supplement dated February 19, 2010.
Small Cap Value Fund. On February 5, 2010, the shareholders of the Small Cap Value Fund (the “Fund”) approved an investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. (“SAAMCo”), which provided that SAAMCo will serve as a co-investment sub-adviser of a portion of the Fund. Effective February 8, 2010, SAAMCo became a co-sub-adviser to the Fund. Also, effective the close of business on February 8, 2010, Metropolitan West Capital Management, LLC (“MetWest Capital”) became a co-sub-adviser to the Fund. J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), the sole sub-adviser prior to February 8, 2010, will continue to serve as a co-sub-adviser to the Fund. Initially, J.P. Morgan will manage approximately 40% of the Fund’s assets and SAAMCo and MetWest Capital will each manage approximately 30% of the Fund’s assets, which percentages may change at the discretion of The Variable Annuity Life Insurance Company, the Fund’s adviser.
The addition of SAAMCo and MetWest Capital did not result in any modifications to the investment objective, investment strategy or the fees paid by the Fund. The following changes became effective February 8, 2010:
In the section titled “About VC II’s Management — Investment Sub-Advisers — SunAmerica Asset Management Corp.,” the following disclosure is added to reflect SAAMCo’s management of the Fund:
Dan Lew is the portfolio manager responsible for managing SAAMCo’s portion of the Small Cap Value Fund. Mr. Lew is a Senior Vice President at SAAMCo and has over 20 years of experience in the investment industry, focusing the last ten years on the small-cap value category. Prior to joining SAAMCo, Mr. Lew was a portfolio manager at Citizens Advisers and a senior analyst at Strong Capital Management, and has held investment positions at William M. Mercer Investment Consulting, RogersCasey, and Equitable Capital Management. Mr. Lew holds the Chartered Financial Analyst designation.
In the section titled “About VC II’s Management — Investment Sub-Advisers,” the following disclosure is added to reflect MetWest Capital’s management of the Fund:
Small Cap Value Fund
Metropolitan West Capital Management, LLC 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660
MetWest Capital is organized as a California limited liability company. MetWest Capital is an SEC registered investment advisor founded in 1997 and is majority owned by Evergreen Investments, a division of Wells Fargo & Company, and minority-owned (20%) by its key professionals. As of September 30, 2009, MetWest Capital had approximately $11.1 billion of assets under management.
Samir Sikka is responsible for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Sikka joined MetWest Capital in July 2006 as a Senior Analyst. In the first quarter of 2007, he was promoted to co-lead strategist for MetWest Capital’s Small Cap Intrinsic Value strategy. The transition for Mr. Sikka to become sole lead strategist on the Small Cap Intrinsic Value strategy was completed during the first quarter of 2009. From April 1999 to February 2006, Mr. Sikka was a Senior Analyst with Trust Company of the West.
Date: May 26, 2010